                                                                     Exhibit 4.1

    NUMBER                           [LOGO]                            SHARES
   LC
                                LADISH CO., INC.

                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF WISCONSIN        CUSIP 505754 20 0

   This Certifies that



   is the owner of


   full paid shares of common stock, $0.01 Par Value, of Ladish Co., Inc., transferable only on the books of the Company by the holder hereof in person or by duly authorized Attorney on surrender of this Certificate properly endorsed.

        This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated

      /s/ Wayne E. Larsen                                  /s/ Kerry L. Woody
        VICE PRESIDENT          LADISH CO., INC.                PRESIDENT
        AND SECRETARY            CORPORATE SEAL
                     Wisconsin


                                                COUNTERSIGNED AND REGISTERED:

                                                   FIRSTAR TRUST COMPANY

                                                               TRANSFER AGENT
                                                               AND REGISTRAR,


                                                BY
                                                     AUTHORIZED SIGNATURE
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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM __ as tenants
    in common               UNIF GIFT MIN ACT __..........Custodian..........
   TEN ENT __ as tenants                          (Cust)            (Minor)
    by the entireties                        under Uniform Gifts to Minors
   JT TEN __ as joint                           Act..........................
    tenants with right of                                     (State)
    survivorship and not                       UNIF TRF MIN ACT __ ........
    as tenants in common                                           (Cust)
                                               Custodian (until age ........)
                                        ..............under Uniform Transfers
                                           (Minor)
                                        to Minors Act .......................
                                                                  (State)


     Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE




        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
                                  OF ASSIGNEE)





                                                  Shares
   of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                  Attorney
   to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

   Dated

                                 X

                                 X
                                    NOTICE: THE SIGNATURE(S) TO THIS
                                    ASSIGNMENT MUST CORRESPOND WITH
                                    THE NAME(S) AS WRITTEN UPON
                                    THE FACE OF THE CERTIFICATE
                                    IN EVERY PARTICULAR, WITHOUT ALTERATION
                                    OR ENLARGEMENT OR ANY CHANGE WHATEVER.

   Signature(s) Guaranteed


   By
   THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
   GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
   AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
   IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
   PURSUANT TO S.E.C. RULE 17Ad-15.